SCHWAB

MARKETTRACK PORTFOLIOS(TM)


PROSPECTUS

February 29, 2000

As amended July 1, 2000

ALL EQUITY PORTFOLIO


GROWTH PORTFOLIO


BALANCED PORTFOLIO


CONSERVATIVE PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [Charles Schwab Logo]

SCHWAB

MARKETTRACK PORTFOLIOS(TM)

ABOUT THE PORTFOLIOS

   4   All Equity Portfolio

   8   Growth Portfolio

  12   Balanced Portfolio

  16   Conservative Portfolio

  20   Portfolio Management

INVESTING IN THE PORTFOLIOS

  22   Buying Shares

  23   Selling/Exchanging Shares

  24   Transaction Policies

  25   Distributions and Taxes

ABOUT THE PORTFOLIOS

The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a DEFINED MIX of asset classes over time, and each invests mainly in a COMBINATION of other SchwabFunds,(R) which are managed using INDEXING STRATEGIES. Each portfolio pursues a different investment goal.

This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.

Indexing, a strategy of TRACKING THE PERFORMANCE of a given market over time, involves looking to an index to determine what securities to own. By investing in a combination of index mutual funds, the portfolios can offer DIVERSIFICATION in a single investment.

The portfolios are designed for LONG-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB

MARKETTRACK
ALL EQUITY PORTFOLIO

The portfolio seeks high capital growth through an all-stock portfolio.

STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market.

The portfolio invests in other SchwabFunds,(R) particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:


ALLOCATION       FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R) a
STOCK            widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.

--------------------------------------------------------------------------------
SMALL-CAP        Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
STOCK            Small-Cap Index,(R) which includes the second-largest 1,000
                 U.S. stocks as measured by market capitalization.



--------------------------------------------------------------------------------
INTERNATIONAL    Schwab International Index Fund.(R) Seeks to track the Schwab
STOCK            International Index,(R) which includes the largest 350 stocks
                 (as measured by market capitalization) that are publicly
                 traded in developed securities markets outside the United
                 States.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION
AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio typically does not change its stock segment allocations for purposes of investment strategy and seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.

                                       4
                              ALL EQUITY PORTFOLIO

This portfolio's exposure to a broad spectrum of U.S. AND INTERNATIONAL STOCKS makes it a good choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.


MAIN RISKS

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

The portfolio's stock allocations can have an effect on returns. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

Many of the risks of this portfolio are associated with stock index funds. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS
--------------------------------------------------------------------------------
While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                                       5
                              ALL EQUITY PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


  [BAR GRAPH NOT SHOWN]
ANNUAL TOTAL RETURNS(%) AS OF 12/31


99                                            25.06


 Best quarter: 17.07% Q4 1999
 Worst quarter: -1.71% Q3 1999

AVERAGE ANNUAL TOTAL RETURNS(%) AS OF 12/31/99

                                              SINCE
                                  1 YEAR    INCEPTION
------------------------------------------------------
 Portfolio                         25.06      16.94(1)
 S&P 500(R) Index                  21.04      19.90(2)

(1) Inception: 5/19/98.
(2) From 5/19/98.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.40% of the portfolio's average net assets based on current investments, and may fluctuate.




FEE TABLE (%)


SHAREHOLDER FEES
-------------------------------------------------------
                                                   None


ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------
Management fees*                      0.44
Distribution (12b-1) fees             None
Other expenses                        0.49
                                      -----
Total annual operating expenses       0.93

Expense reduction                     (0.43)
                                      -----
Net operating expenses**               0.50
                                      =====


 *Reflects current fees.

**Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR        3 YEARS         5 YEARS      10 YEARS
-------------------------------------------------------
 $51           $253            $473         $1,104


The performance information above shows you how the fund's PERFORMANCE compares to that of an index, which varies OVER TIME.

                                       6
                              ALL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                         11/1/98-   5/19/98-
                                                         10/31/99   10/31/98

PER-SHARE DATA ($)
----------------------------------------------------------------------------
Net asset value at beginning of period                      9.28       10.00
Income from investment operations:                         -----------------
 Net investment income (loss)                               0.03       (0.01)
 Net realized and unrealized gain (loss)
 on investments                                             2.22       (0.71)
                                                           -----------------
 Total income (loss) from investment operations             2.25       (0.72)
Less distributions:
 Dividends from net investment income                      (0.01)         --
 Dividends in excess of net investment income              (0.04)         --
                                                           -----------------
 Total distributions                                       (0.05)         --
                                                           -----------------
NET ASSET VALUE AT END OF PERIOD                           11.48        9.28
                                                           =================
Total return (%)                                           24.34       (7.20)(1)

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                          0.54        0.39(2)
Expense reductions reflected in above ratio                 0.43        0.74(2)
Ratio of net investment income
to average net assets                                       0.13       (0.36)(2)
Portfolio turnover rate                                        6           2
Net assets, end of period ($ x 1,000,000)                    203         117

(1) Not annualized.
(2) Annualized.



                                       7
                              ALL EQUITY PORTFOLIO

SCHWAB

MARKETTRACK
GROWTH PORTFOLIO

The portfolio seeks high capital growth with less volatility than an all-stock portfolio.

STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION      FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R) a
STOCK            widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.

SMALL-CAP        Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
STOCK            Small-Cap Index,(R) which includes the second-largest
                 1,000 U.S. stocks as measured by market capitalization.

INTERNATIONAL    Schwab International Index Fund.(R) Seeks to track the Schwab
STOCK            International Index,(R) which includes the largest 350
                 stocks (as measured by market capitalization) that are
                 publicly traded in developed securities markets outside the
                 United States.

BOND             Schwab Total Bond Market Index Fund. Seeks to track the Lehman
                 Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.



ASSET ALLOCATION
--------------------------------------------------------------------------------
Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.



                                       8
                                GROWTH PORTFOLIO

By emphasizing stocks while including other investments to TEMPER MARKET RISK, this portfolio could be appropriate for investors seeking attractive long-term growth with POTENTIALLY LOWER VOLATILITY.

MAIN RISKS

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

The portfolio's asset and stock allocations can have an effect on returns. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

Many of the risks of this portfolio are associated with stock index funds. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS
--------------------------------------------------------------------------------

For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                                       9
                                GROWTH PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

   [BAR CHART NOT SHOWN]
ANNUAL TOTAL RETURNS(%) AS OF 12/31


96                                             14.48

97                                             21.00

98                                             15.17

99                                             19.36

BEST QUARTER: 15.70% Q4 1998
WORST QUARTER: -10.55% Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                              SINCE
                                  1 YEAR  INCEPTION
-----------------------------------------------------
Portfolio                         19.36      17.77(1)
S&P 500(R) Index                  21.04      26.47(2)
Lehman Brothers
Aggregate Bond Index              -0.82       5.60(2)

(1) Inception: 11/20/95.
(2) From 11/20/95.

PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.26% of the portfolio's average net assets based on current investments, and may fluctuate.



FEE TABLE (%)
SHAREHOLDER FEES
------------------------------------------------------
                                                  None

 ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------
 Management fees*                               0.44
 Distribution (12b-1) fees                      None
 Other expenses                                 0.39
                                               -----
 Total annual operating expenses                0.83

 Expense reduction                             (0.33)
                                               -----
 Net operating expenses**                       0.50
                                               =====


 * Reflects current fees.

** Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 Year             3 Years                       5 Years                10 Years
--------------------------------------------------------------------------------
  $51                $232                          $428                   $995


The performance information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.


                                       10
                                GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                            11/1/98-      11/1/97-      11/1/96-     11/20/95-
                                                            10/31/99      10/31/98      10/31/97     10/31/96

PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       13.96         13.59         11.30         10.00
Income from investment operations:                           -------------------------------------------------
 Net investment income                                        0.18          0.16          0.17          0.19
 Net realized and unrealized gain on investments              2.48          0.99          2.32          1.13
                                                             -------------------------------------------------
 Total income from investment operations                      2.66          1.15          2.49          1.32
Less distributions:
 Dividends from net investment income                        (0.22)        (0.16)        (0.20)        (0.02)
 Distributions from capital gains                            (0.03)        (0.62)           --            --
                                                             -------------------------------------------------
 Total distributions                                         (0.25)        (0.78)        (0.20)        (0.02)
                                                             -------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                             16.37         13.96         13.59         11.30
                                                             =================================================
Total return (%)                                             19.24          8.85         22.33        13.241

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                            0.58          0.60          0.75         0.892
Expense reductions reflected in above ratio                   0.33          0.50          0.49         0.612
Ratio of net investment income to average net assets          1.21          1.34          1.58         2.032
Portfolio turnover rate                                          7            14           113            46
Net assets, end of period ($ x 1,000,000)                      428           276           168           106

1 Not annualized.
2 Annualized.

                                       11
                                GROWTH PORTFOLIO

SCHWAB

MARKETTRACK
BALANCE PORTFOLIO

The portfolio seeks both capital growth and income.

STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

 ALLOCATION       FUND AND INDEX
--------------------------------------------------------------------------------
 LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R) a widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.


--------------------------------------------------------------------------------
 SMALL-CAP        Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
  STOCK           Small-Cap Index,(R) which includes the second-largest
                  1,000 U.S. stocks as measured by market capitalization.

--------------------------------------------------------------------------------
 INTERNATIONAL    Schwab International Index Fund.(R) Seeks to track the Schwab
                  International Index,(R) which includes the largest 350 stocks
                  (as measured by market capitalization) that are publicly
                  traded in developed securities markets outside the United
                  States.
--------------------------------------------------------------------------------
 BOND             Schwab Total Bond Market Index Fund. Seeks to track the
                  Lehman Brothers Aggregate Bond Index, which includes a
                  broad-based mix of U.S. investment-grade bonds with
                  maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.



ASSET ALLOCATION
----------------
Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments to add income and reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.

                                       12
                               BALANCED PORTFOLIO

With a blend of asset types that modestly favors stocks, this portfolio may be suitable for INTERMEDIATE-TERM INVESTORS or for long-term investors with moderate sensitivity to risk.

MAIN RISKS

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

Many of the risks of this portfolio are associated with index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

Bond prices generally fall when interest rates rise, which can affect the bond portion of the portfolio. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS
------------------
While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                                     13
                               BALANCED PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

-----------------------------------------------------
ANNUAL TOTAL RETURNS (%) AS OF 12/31

96                                             11.15

97                                             17.76

98                                             13.67

99                                             14.00



BEST QUARTER: 11.81% Q4 1998
WORST QUARTER: -6.85% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                             SINCE
                                  1 YEAR   INCEPTION
-----------------------------------------------------
 Portfolio                         14.00      14.44(1)
 S&P 500(R) Index                  21.04      26.47(2)
 Lehman Brothers Aggregate
 Bond Index                        -0.82       5.60(2)

(1) Inception: 11/20/95.
(2) From 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.29% of the portfolio's average net assets based on current investments, and may fluctuate.



FEE TABLE (%)


SHAREHOLDER FEES
-----------------------------------------------------
                                                None

 ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------
 Management fees*                               0.44
 Distribution (12b-1) fees                      None
 Other expenses                                 0.39
                                               -----
 Total annual operating expenses                0.83

 Expense reduction                             (0.33)
                                               -----
 Net operating expenses**                       0.50
                                               =====


 *Reflects current fees.

**Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 Year        3 Years        5 Years       10 Years
----------------------------------------------------
  $51           $232           $428          $995


The performance information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.



                                       14
                               BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                        11/1/98-     11/1/97-     11/1/96-    11/20/95-
                                                        10/31/99     10/31/98     10/31/97    10/31/96

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  13.39        12.82         11.05          10.00
Income from investment operations:                      -----------------------------------------------
 Net investment income                                   0.29         0.25          0.22           0.25
 Net realized and unrealized gain on investments         1.57         0.86          1.78           0.83
 Total income from investment operations                 1.86         1.11          2.00           1.08
Less distributions:
 Dividends from net investment income                   (0.33)       (0.23)        (0.23)         (0.03)
 Distributions  from capital gains                      (0.07)       (0.31)           --             --
                                                        -----------------------------------------------
 Total distributions                                    (0.40)       (0.54)        (0.23)         (0.03)
                                                        -----------------------------------------------
NET ASSET VALUE AT END OF PERIOD                        14.85        13.39         12.82          11.05
                                                        -----------------------------------------------
Total return (%)                                        14.18         9.02         18.43          10.82(1)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                       0.58         0.59          0.78           0.89(2)
Expense reductions reflected in above ratio              0.33         0.51          0.52           0.67(2)
Ratio of net investment income to
average net assets                                       2.25         2.33          2.48           2.79(2)
Portfolio turnover rate                                     7           32           104             44
Net assets, end of period ($ x 1,000,000)                 403          264           151             81

(1) Not annualized.
(2) Annualized.


                                       15
                               BALANCED PORTFOLIO

SCHWAB

MARKETTRACK
CONSERVATIVE PORTFOLIO

The portfolio seeks income and more growth potential than an all-bond portfolio.

STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:


 ALLOCATION       FUND AND INDEX
--------------------------------------------------------------------------------
 LARGE-CAP        Schwab S&P 500 Fund. Seeks to track the S&P 500 Index,(R) a
 STOCK            widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.

--------------------------------------------------------------------------------
 SMALL-CAP        Schwab Small-Cap Index Fund.(R) Seeks to track the Schwab
 STOCK            Small-Cap Index,(R) which includes the second-largest 1,000
                  U.S. stocks as measured by market capitalization.

--------------------------------------------------------------------------------
 INTERNATIONAL    Schwab International Index Fund.(R) Seeks to track the Schwab
 STOCK            International Index,(R) which includes the largest 350 stocks
                  (as measured by market capitalization) that are publicly
                  traded in developed securities markets outside the United
                  States.
--------------------------------------------------------------------------------
 BOND             Schwab Total Bond Market Index Fund. Seeks to track the
 STOCK            Lehman Brothers Aggregate Bond Index, which includes a
                  broad-based mix of U.S. investment-grade bonds with maturi-
                  ties greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

ASSET ALLOCATION
----------------

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments for long-term growth. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.


                                       17
                             CONSERVATIVE INVESTORS

Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. Also, the values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


OTHER RISK FACTORS
------------------

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                                       17
                             CONSERVATIVE PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

96                               8.14
97                              14.71
98                              11.56
99                               8.70

BEST QUARTER: 8.49% Q2 1997
WORST QUARTER: -3.35% Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                              SINCE
                                  1 YEAR  INCEPTION
----------------------------------------------------
 Portfolio                          8.70      11.06(1)
 Lehman Brothers
 Aggregate Bond Index              -0.82       5.60(2)
 S&P 500(R) Index                  21.04      26.47(2)

(1) Inception: 11/20/95.
(2) From 11/20/95.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.30% of the portfolio's average net assets based on current investments, and may fluctuate.

FEE TABLE (%)

 SHAREHOLDER FEES
 ---------------------------------------------------
                                                None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 ---------------------------------------------------
Management fees*                                0.44
Distribution (12b-1) fees                       None
Other expenses                                  0.41
                                               -----
Total annual operating expenses                 0.85

Expense reduction                              (0.35)
                                               -----
Net operating expenses**                        0.50
                                               -----


 *Reflects current fees.

**Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


 1 YEAR                3 YEARS                 5 YEARS                10 YEARS
--------------------------------------------------------------------------------
  $51                   $236                    $437                   $1,017


The performance information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.


                                       18
                             CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                           11/1/98-      11/1/97-      11/1/96-   11/20/95-
                                                           10/31/99      10/31/98      10/31/97   10/31/96

PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      12.11         11.71         10.51         10.00
Income from investment operations:                          -----------------------------------------------
 Net investment income                                       0.41          0.35          0.35          0.33
 Net realized and unrealized gain on investments             0.68          0.64          1.21          0.48
                                                            -----------------------------------------------
 Total income from investment operations                     1.09          0.99          1.56          0.81
Less distributions:
 Dividends from net investment income                       (0.40)        (0.35)        (0.36)        (0.30)
 Distributions from capital gains                           (0.07)        (0.24)           --            --
                                                            -----------------------------------------------
 Total distributions                                        (0.47)        (0.59)        (0.36)        (0.30)
                                                            -----------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            12.73         12.11         11.71         10.51
                                                            ===============================================
Total return (%)                                             9.13          8.64         15.12          8.18(1)


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------

Ratio of actual operating expenses to
average net assets                                           0.57          0.58          0.81          0.89(2)
Expense reductions reflected in above ratio                  0.35          0.64          0.84          1.16(2)
Ratio of net investment income to average net assets         3.28          3.26          3.40          3.49(2)
Portfolio turnover rate                                         8            58           104            64
Net assets, end of period ($ x 1,000,000)                     167           115            41            22

(1) Not annualized.
(2) Annualized.


                                       19
                             CONSERVATIVE PORTFOLIO

PORTFOLIO MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.

The investment adviser for the Schwab MarketTrack Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/99, these fees were 0.17% for the All Equity Portfolio, 0.27% for the Growth Portfolio, 0.26% for the Balanced Portfolio and 0.25% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.

Geri Hom, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the portfolios. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

Kimon Daifotis, CFA, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the portfolios. Prior to joining the firm in October 1997, he worked for more than 17 years in research and asset management.

                                       20
                              PORTFOLIO MANAGEMENT

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor,
you have a number of WAYS TO
DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.



                          INVESTING IN THE PORTFOLIOS

BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


STEP 1

Choose a portfolio, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT   MINIMUM ADDITIONAL INVESTMENT   MINIMUM BALANCE
--------------------------------------------------------------------------------

$1,000                       $500                            $500
($500 for retirement and    ($100 for Automatic             ($250 for retirement
custodial accounts)          Investment Plan)                and custodial accounts)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION                  FEATURES
--------------------------------------------------------------------------------
 Reinvestment            All dividends and capital gain distributions
                         are invested automatically in shares of your
                         portfolio.

--------------------------------------------------------------------------------
 Cash/reinvestment       You receive payment for dividends, while any
 mix                     capital gain distributions are invested in
                         shares of your portfolio.
--------------------------------------------------------------------------------
 Cash                    You receive payment for all dividends and capital
                         gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.



                          INVESTING IN THE PORTFOLIOS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a portfolio. When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less.

- Exchange orders must meet the minimum investment and other requirements for the portfolio and, if applicable, the share class into which you are exchanging.

- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.



WHEN PLACING ORDERS
-------------------

With every order to buy, sell or exchange shares, you will need to include the following information:


-   Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-   The name of the portfolio whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-   When selling shares, how you would like to receive the proceeds



Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

                                       23
                           INVESTING IN THE PORTFOLIO

TRANSACTION POLICIES


The portfolios are open for business each day that the New York Stock Exchange
(NYSE) is open. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.


The portfolios and Schwab reserve certain rights, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities

-  To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus

-  To revise the redemption fee criteria


                          INVESTING IN THE PORTFOLIOS

DISTRIBUTIONS AND TAXES

Any investment in the portfolios typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains your portfolio earns. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.

Unless you are investing through a tax-deferred or Roth retirement account, your portfolio distributions generally have tax consequences. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale of your shares is a taxable event. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.


At the beginning of every year, the portfolios provide shareholders with information detailing the tax status of any distributions the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

Schwab brokerage account customers who sell portfolio shares typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

                          INVESTING IN THE PORTFOLIOS

                                     NOTES

                                     NOTES

TO LEARN MORE

This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.


SCHWAB

MARKETTRACK PORTFOLIOS(TM)

PROSPECTUS
February 29, 2000


As amended July 1, 2000


SEC FILE NUMBER
Schwab MarketTrack Portfolios   811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



MKT3757FLT-2


[Charles Schwab logo]